LONG-TERM DEBT - Aggregate Contractual Maturities of Long-Term Debt (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Debt Disclosure [Abstract]
2025	$ 35,000
2026	274,325
2027	11,825
2028	1,158,850
Total	1,480,000
Current portion of long-term debt	35,000	$ 30,000
Less: original issue discount	3,512	4,470
Less: unamortized debt issuance costs	6,481	8,423
Long-term debt, net	$ 1,435,007	$ 1,497,107